UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025
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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

New Board Chair Appointment

On January 23, 2025, the Board of Directors (the “Board”) of WisdomTree, Inc. (the “Company”) appointed Smita Conjeevaram to serve as Chair of the Board. Ms. Conjeevaram is an independent member of the Board under the rules of the New York Stock Exchange and applicable law, and prior to her appointment as Chair of the Board served as Chair of the Compensation Committee and as a member of the Nominating and Governance Committee. She succeeds Win Neuger, who will continue to serve on the Board and as a member of the Compensation Committee.

New Committee Chair Appointment

Additionally, on January 23, 2025, the Board appointed Rilla Delorier to replace Smita Conjeevaram as Chair of the Compensation Committee of the Board. The Company’s newly constituted committees are as follows:

•	Audit Committee: Lynn S. Blake (Chair), Anthony Bossone, Shamla Naidoo and Tonia Pankopf

•	Compensation Committee: Rilla Delorier (Chair), Lynn S. Blake, Anthony Bossone, Smita Conjeevaram and Win Neuger

•	Nominating and Governance Committee: Shamla Naidoo (Chair), Rilla Delorier, Daniela Mielke and Tonia Pankopf

The Board has determined that each of the committee members is independent under Section 303A of the New York Stock Exchange Listed Company Manual and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing Ms. Conjeevaram’s appointment as Board Chair is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press Release, dated January 24, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: January 24, 2025	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer

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